EXHIBIT 10.8

EXTENSION AGREEMENT

WHEREAS, Key Link Assets Corp., a Delaware corporation (“Maker”), and Shawn P. Clark (“Payee”), are parties to promissory notes (“Notes”) as follows:

(a)

Promissory Note dated December 21, 2012 in the principal amount of $4,030;

(b)

Promissory Note dated March 9, 2013 in the principal amount of $1,500;

(c)

Promissory Note dated January 24, 2013 in the principal amount of $3,000, of which $1,450 has been repaid;

(d)

Promissory Note dated May 31, 2013 in the principal amount of $580; and

(e)

Promissory Note dated September 29, 2013 in the principal amount of $3,178.

WHEREAS, the parties desire to extend the Maturity Dates of the Notes and ratify and affirm the remaining provisions of the Notes.

NOW, THEREFORE, IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

 1.

The Maturity Dates of the Notes shall be extended to June 30, 2015.

2.

All other terms and provisions of the Notes are hereby ratified and affirmed.

IN WITNESS WHEREOF, the undersigned have caused this Extension Agreement to be duly executed as of December 20, 2013.

MAKER:	PAYEE:

KEY LINK ASSETS CORP.
A Delaware corporation

By /s/ Shawn P. Clark	/s/ Shawn P. Clark
Its Chief Executive Officer	Shawn P. Clark